SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  December 13, 1999
(Date of earliest event reported)

Commission File No. 333-62547




                        Asset Backed Funding Corporation
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       Delaware                                         75-2533468
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(State of Incorporation)                    (I.R.S. Employer Identification No.)



100 North Tryon Street
Charlotte, North Carolina                                            28255
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Address of principal executive offices                             (Zip Code)



                                 (704) 386-2400
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               Registrant's Telephone Number, including area code



                       NationsBanc Asset Securities, Inc.
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              (Former name, former address and former fiscal year,
                          if changed since last report)





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ITEM 5.       Other Events
              ------------

                  Attached as an exhibit are Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------
              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
(99)                                      Computational Materials
                                          prepared by Banc of America
                                          Securities LLC in
                                          connection with Asset Backed
                                          Funding Certificates,
                                          Series 1999-1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASSET BACKED FUNDING CORPORATION


December 13, 1999

                                   By: /s/ Bob Perret
                                      ---------------------------
                                   Name:   Bob Perret
                                   Title:  Senior Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
   (99)                 Computational Materials                        E
                        prepared by Banc of America
                        Securities LLC in connection with
                        Asset-Backed FundingCertificates,
                        Series 1999-1